American Goldrush Corporation

1155 West Pender Street, Suite 708

Vancouver, B.C., V6E 2P4

Phone: 778-786-1540

                _______, 2006

To the Holders of the American Goldrush Corporation Warrants:

Reference is hereby made to certain Warrant Agreements (the “Agreements”), issued by American Goldrush Corporation in connection with the Class A, Class B and Class C Warrants (collectively, the “Warrants”). Terms used not otherwise defined herein shall have the meanings set forth for such terms in the Agreements.

The Warrant Commencement Date has been extended from October 30, 2006 to October 30, 2007 with respect to the Class A Warrants; to April 30, 2008 with respect to the Class B Warrants; and to October 30, 2008 with respect to the Class C Warrants.

Please evidence your receipt and acknowledgment of this letter by signing below and returning a copy of the letter to us at the number indicated above.

If you have any questions, please do not hesitate to contact the undersigned.

Sincerely,

American Goldrush Corporation

___________________________

By: Andrew Gourlay

President

Agreed and Acknowledged:

__________________________